LOSS PER SHARE	6 Months Ended
Jun. 30, 2025
Basic earnings per share [abstract]
LOSS PER SHARE	LOSS PER SHARE
The basic income or loss per share is calculated by dividing net income or loss by the weighted average ordinary shares outstanding. The diluted loss per share equals the basic loss per share amounts presented for the three and six months ended June 30, 2025 and 2024, as the impact of the outstanding share options and RSUs had an anti-dilutive effect on the basic loss per share amounts presented.
The calculations of basic and diluted loss per share are based on:

	Three months ended June 30,		Six months ended June 30,
(Dollars in thousands, except per share data)	2025	2024	2025	2024
Net loss	$(125,380)	$(18,196)	$(226,296)	$(77,989)

Weighted average shares outstanding:
Basic	368,271,125	365,204,154	367,900,548	364,610,589
Diluted	368,271,125	365,204,154	367,900,548	364,610,589

Loss per share:
Basic	$(0.34)	$(0.05)	$(0.62)	$(0.21)
Diluted	$(0.34)	$(0.05)	$(0.62)	$(0.21)